Exhibit 99.1

Accelerant Announces Third Quarter 2026 Results
Third Quarter 2026 Results
•Exchange Written Premium of $1.33 billion grew 27% year-over-year
•Third-Party Direct Written Premium accounted for 49% of Exchange Written Premium volume
•Pre-tax loss of $1.6 million, net loss of $9.2 million, and net loss per diluted share of $0.06
•Adjusted net income of $38.2 million and adjusted net income per diluted share of $0.18
•Adjusted EBITDA of $71.3 million and adjusted EBITDA margin of 25.4%
•Entered into a definitive merger agreement with technology and software expert, Thoma Bravo with an expected closing in the first half of 2027
ATLANTA--(BUSINESS WIRE)-- Accelerant Holdings (NYSE: ARX), the data-driven risk exchange platform transforming the specialty insurance marketplace through the Accelerant Risk Exchange, today announced financial results for the third quarter ended September 30, 2026.
"The third quarter continued to show the strength of the Accelerant Risk Exchange, with Exchange Written Premium growing 27% year-over-year to $1.33 billion,” said Jeff Radke, Accelerant’s Chairman and Chief Executive Officer. “We added 26 MGAs during the quarter, maintaining the upward momentum of our high-quality, specialty underwriting talent. Our Members choose Accelerant because we give them a proven platform, long-term capacity, and insights that provide a path to confidently grow their businesses. We remain excited about our pending transaction with Thoma Bravo and continue to expect a first half 2027 close.”
“We delivered another quarter of disciplined growth, with operating revenue of $280.2 million and adjusted EBITDA of $71.3 million,” said Linda S. Huber, Accelerant’s Chief Financial Officer. "Our fee-based businesses, which we define as consolidated results less the Underwriting segment, delivered $84.5 million of adjusted EBITDA, representing growth of 75% year over year. These capital-light businesses are key to value-creation, delivering recurring, fee-based revenue and EBITDA. We are executing against our strategic priorities, positioning the business for growth in 2027 and beyond.”

Exhibit 99.1
Third Quarter 2026 Key Results

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions, unless indicated)	2026	2025	2026	2025
Number of members	340	265	340	265
Net revenue retention	116%	135%	116%	135%
Exchange written premium	$1,329.6	$1,042.9	$3,790.6	$3,100.4
Accelerant direct written premium	51%	68%	54%	74%
Third-party direct written premium	49%	32%	46%	26%
Accelerant-retained exchange premium	11%	7%	11%	7%
Exchange written premium growth rate	27%	17%	22%	39%
Total revenues	$278.6	$267.4	$908.8	$664.5
Gross loss ratio	56.8%	50.1%	53.5%	51.2%
(Loss) income before income taxes	$(1.6)	$(1,357.5)	$87.8	$(1,319.7)
Net (loss) income	$(9.2)	$(1,367.0)	$66.7	$(1,346.1)
Non-GAAP financial measures (1)
Operating revenues (1)	$280.2	$227.9	$857.3	$621.1
Adjusted EBITDA (1)	$71.3	$65.5	$230.5	$167.9
Adjusted EBITDA margin (1)	25%	29%	27%	27%
Adjusted net income (1)	$38.2	$48.6	$145.9	$92.3
Adjusted earnings per diluted share (1)	$0.18	$0.24	$0.66	$0.51
(1) Information regarding the non-GAAP financial measures included in this press release, including definitions of these measures, reconciliations to the most comparable GAAP measures and limitations related thereto, is described below under “Use of Non-GAAP Financial Measures” and in the tables attached to this press release. Beginning with first quarter of 2026, Accelerant updated definitions for these non-GAAP financial measures to exclude the impact of net realized and unrealized investment gains or losses. Net realized and unrealized investment (losses) gains were $(1.6) million and $39.5 million in the third quarter of 2026 and 2025, respectively, and $51.5 million and $43.4 million in the first nine months of 2026 and 2025, respectively. Figures for the third quarter and first nine months of 2025 in the table above were recast to reflect the new presentation.
Transaction with Thoma Bravo
As previously announced on August 13, 2026, Accelerant entered into a definitive agreement with Thoma Bravo. The transaction is expected to close in the first half of 2027, subject to the satisfaction of customary closing conditions. In light of the pending transaction, Accelerant will not host an earnings conference call in connection with the third quarter 2026 results. In addition, Accelerant will not provide guidance for the fourth quarter of 2026 or the full year of 2026 as a result of the pending transaction.
About Accelerant
Accelerant is a data-driven risk exchange connecting underwriters of specialty insurance risk with risk capital providers. Accelerant was founded in 2018 by a group of longtime insurance industry executives and technology experts who shared a vision of rebuilding the way risk is exchanged – so that it works better, for everyone. The Accelerant Risk Exchange does business across 24 different countries and approximately 700 specialty insurance products.
Accelerant generates revenue by charging fees on the Exchange Written Premium shared with Risk Capital Partners that rely on Accelerant to source, manage, and monitor portfolios of specialty risk. Exchange Written Premium was $4.88 billion for the trailing twelve months ended September 30, 2026. Accelerant harnesses advanced data analytics and AI to optimize risk management, align incentives across the insurance value chain, and provide transparent and efficient solutions for MGAs and Risk Capital partners globally.

Exhibit 99.1

Investor Relations	Media Relations
Ray Iardella	Laurel Pierce
ray.iardella@accelins.com	laurel.pierce@teamhighwire.com
investors@accelerant.ai
Forward-Looking Statements
All statements in this release that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve substantial risks and uncertainties. Accelerant Holdings (“we” or “our”) generally identifies forward-looking statements by use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which we operate, including growth of our various markets, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance contained in this release are forward-looking statements.
We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in Accelerant’s Annual Report on Form 10-K for the year ended December 31, 2025 under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as may be supplemented in Accelerant’s subsequent Quarterly Reports on Form 10-Q and in other periodic and current reports filed by Accelerant with the SEC, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price.
Use of Non-GAAP Financial Measures
In assessing the performance of our business, non-GAAP financial measures are used that are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with U.S. GAAP. We consider these non-GAAP financial measures to be useful metrics for management and investors to evaluate our financial performance by excluding certain items that are related to our non-core business operations and therefore are not considered to be directly attributable to our underlying operating performance.
These non-GAAP financial measures, as described below, should not be considered substitutes for the reported results prepared in accordance with U.S. GAAP and should not be considered in isolation or as alternatives to U.S. GAAP net income or net (loss) as indicators of our financial performance. Although we use these non-GAAP financial measures to assess the performance of our business, such use is limited because it does not include certain material costs necessary to operate our business. Our presentation of these non-GAAP financial measures should not be construed as indications that our future results will be unaffected by unusual or non-recurring items. These non-GAAP financial measures, as determined and presented by us, may not be comparable to related or similarly titled measures reported by other companies.
The following non-GAAP financial measures are used in this document or in other disclosures we make from time to time:

Exhibit 99.1
Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings per Diluted Share
We define "Adjusted EBITDA" as U.S. GAAP net income (loss) less the impact of depreciation and amortization, interest expenses, income tax expenses and the following items:
i.Net realized and unrealized gains (losses) on investments: Primarily represents changes in fair value of investment funds, realized gains and losses on dispositions of investments, and changes in fair value of certain other equity security investments accounted for under the measurement alternative where we adjust fair value based on observable price movements in such, or similar, investments.
ii.Other expenses: Represents costs related to our non-core business operations, primarily related to our global enterprise resource planning system and integrated financial reporting systems, and legal and advisory costs in connection with corporate development activities including mergers and acquisitions, capital raising activities and entity formations that support our growing business, and Mission profit sharing expenses (including periodic buyouts of existing awards).
iii.Non-recurring profits interest distribution expenses resulting from the IPO: Represents non-cash profits interest distribution expenses related to the settlement of all outstanding profits interest awards through the distribution of our 65,270,453 Class A common shares held by Accelerant Holdings LP to certain of our officers and employees that fully vested upon the IPO. These expenses were entirely offset by a corresponding capital contribution for that distribution of shares. These expenses only occurred at one point in time (July 2025) and will not recur.
iv.Share-based compensation expenses included within general and administrative expenses: Represents non-cash expense related to the fair value of share-based equity awards granted to employees and directors, including restricted share units and share options and other awards that can settle in cash, recognized over the requisite service period for the awards.
v.Net foreign currency exchange gains (losses): Represents non-cash foreign currency gains or losses related to transactions in currencies other than an operation’s functional currency and are excluded both on the basis of volatility and that such amounts are largely offset by corresponding changes in other comprehensive income primarily based on our intercompany reinsurance.
We define "Adjusted Net Income" as U.S. GAAP net income (loss) excluding the impact of the following items:
i.net realized and unrealized gains (losses) on investments;
ii.other expenses;
iii.non-recurring profits interest distribution expenses resulting from the IPO;
iv.share-based compensation expenses included within general and administrative expenses;
v.the tax effect of the above adjustments.
We define “Adjusted Earnings per Diluted Share” as adjusted net income for a period divided by the corresponding weighted average diluted shares on a U.S. GAAP basis. (GAAP diluted shares are used for simplicity and that any difference from recalculating such diluted shares using adjusted income is expected to be immaterial.)
Operating Revenues
We define “Operating Revenues” as U.S. GAAP revenues excluding the impact of net realized and unrealized gains (losses) on investments.
Adjusted EBITDA Margin
We define “Adjusted EBITDA Margin” as Adjusted EBITDA divided by Operating Revenues. Adjusted EBITDA Margin is an internal performance measure used in the management of our operations.
The reconciliation of the above non-GAAP measures to each of their most directly comparable GAAP financial measures is set forth in the reconciliation table accompanying this document.

Exhibit 99.1
Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(expressed in millions of US dollars, except per share data)	2026	2025	2026	2025
Revenues
Ceding commission income	$70.2	$92.3	$225.8	$264.6
Direct commission income	90.9	43.4	234.2	105.7
Net earned premiums	113.9	82.1	372.8	215.7
Net investment income	5.2	10.1	24.5	35.1
Net realized (losses) gains on investments	(1.5)	3.5	24.6	6.2
Net unrealized (losses) gains on investments	(0.1)	36.0	26.9	37.2
Total revenues	278.6	267.4	908.8	664.5
Expenses
Losses and loss adjustment expenses	70.5	50.8	224.0	147.3
Amortization of deferred acquisition costs	31.2	22.8	99.6	58.1
General and administrative expenses (1)	139.5	115.8	392.8	280.2
Interest expenses	2.4	2.6	7.3	7.7
Depreciation and amortization	11.2	10.0	31.6	25.7
Profits interest distribution expenses (2)	—	1,379.7	—	1,379.7
Net foreign exchange losses (gains)	3.7	(2.4)	(0.5)	14.9
Other expenses	21.7	45.6	66.2	70.6
Total expenses	280.2	1,624.9	821.0	1,984.2
(Loss) Income before income taxes	(1.6)	(1,357.5)	87.8	(1,319.7)
Income tax expense	(7.6)	(9.5)	(21.1)	(26.4)
Net (loss) income	(9.2)	(1,367.0)	66.7	(1,346.1)
Adjustment for net income attributable to non-controlling interests	(3.1)	(1.8)	(5.5)	(7.4)
Deemed dividend upon redemption of Class C preference shares	—	(70.9)	—	(70.9)
Net (loss) income attributable to Accelerant common shareholders	$(12.3)	$(1,439.7)	$61.2	$(1,424.4)

Net (loss) income attributable to Accelerant per common share:
Basic	$(0.06)	$(6.99)	$0.28	$(7.93)
Diluted	$(0.06)	$(6.99)	$0.28	$(7.93)

Weighted-average common shares outstanding:
Basic	217,173,937	206,064,119	219,172,536	179,624,179
Diluted (3)	217,173,937	206,064,119	221,141,023	179,624,179
(1) General and administrative expenses include share-based compensation expenses of $32.3 million and $27.0 million for the three months ended September 30, 2026 and 2025, respectively and $89.6 million and $32.4 million for the nine months ended September 30, 2026 and 2025, respectively.
(2) Non-cash profits interest distribution expenses related to the settlement of all outstanding profits interest awards through the distribution of 65,270,453 Class A common shares of the Company held by Accelerant Holdings LP to certain officers and employees of the Company that fully vested upon the Company's July 25, 2025 initial public offering (IPO). The ultimate settlement of the profit interest awards was equity neutral because the contribution of the shares to officers and employees was reflected as a capital contribution to the Company by Accelerant Holdings LP, which represented an equal and offsetting amount to the associated non-cash expense.
(3) During a period of loss, the basic weighted average ordinary shares outstanding is used in the denominator of the diluted loss per ordinary share computation as the effect of including potentially dilutive securities would be anti-dilutive. The potential common shares excluded from the calculation of potential dilutive common shares outstanding were 28,661,849 shares and 26,694,417 shares (primarily related to share options granted to employees that have an exercise price above the market price of shares during the period) for the three and nine months ended September 30, 2026, respectively. The potential common shares excluded from the calculation of potential diluted shares outstanding were 2,963,669 shares and 2,243,862 shares for the three and nine months ended September 30, 2025, respectively.

Exhibit 99.1
Condensed Consolidated Balance Sheets (Unaudited)

	September 30, 2026	December 31, 2025
(expressed in millions of US dollars, except share data)
Assets
Investments
Short-term investments available for sale, at fair value (amortized cost 2026: $24.4 and 2025: $41.5)	$24.3	$41.6
Fixed maturity securities available for sale, at fair value (amortized cost 2026: $495.4 and 2025: $665.6)	484.0	670.4
Equity method investments	13.8	10.4
Other investments	89.0	84.0
Total investments	611.1	806.4
Cash, cash equivalents and restricted cash	2,104.7	1,799.3
Premiums receivable (net of allowance 2026: $6.0 and 2025: $4.6)	1,176.5	1,077.9
Ceded unearned premiums	1,889.5	1,812.4
Reinsurance recoverables on unpaid losses and LAE	2,155.5	1,682.3
Other reinsurance recoverables	956.2	594.2
Deferred acquisition costs	93.0	76.9
Goodwill and other intangible assets, net	110.6	115.1
Capitalized technology development costs, net	109.1	100.5
Other assets	249.9	198.1
Total assets	$9,456.1	$8,263.1
Liabilities and shareholders' equity
Unpaid losses and loss adjustment expenses	$2,389.8	$2,005.4
Unearned premiums	2,239.2	2,163.0
Payables to reinsurers	1,407.7	1,220.6
Deferred ceding commissions	247.9	232.5
Funds held under reinsurance	1,372.8	1,200.3
Debt	119.5	121.3
Accounts payable and other liabilities	918.2	593.6
Total liabilities	8,695.1	7,536.7
Commitments and contingencies
Equity
Shareholders' equity
Common shares (par value $0.000001 per share, issued and outstanding 2026: Class A - 126,403,437; Class B - 90,916,741 and 2025: Class A - 114,580,918; Class B - 107,241,428)	—	—
Additional paid-in capital	2,216.7	2,232.4
Accumulated other comprehensive (loss) income	(9.1)	2.2
Accumulated deficit	(1,475.7)	(1,536.9)
Total Accelerant shareholders' equity	731.9	697.7
Non-controlling interests	29.1	28.7
Total equity	761.0	726.4
Total liabilities and equity	$9,456.1	$8,263.1

Exhibit 99.1
Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
(expressed in millions of US dollars)	2026	2025
Cash flows from operating activities
Net income (loss)	$66.7	$(1,346.1)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Non-cash revenues, expenses, gains and losses included in net income (loss):
Profits interest distribution expenses	—	1,379.7
Net realized gains on investments	(24.6)	(6.2)
Net unrealized gains on investments	(26.9)	(37.2)
Earnings from equity method investments	(2.8)	(1.5)
Share-based compensation expenses	75.9	22.6
Depreciation and amortization	31.6	25.7
Deferred income tax benefit	(16.4)	(11.8)
Net foreign exchange (gains) losses	(0.5)	14.9
Net accretion of discount on fixed maturity securities and short-term investments	(4.7)	(5.9)
Other, net	0.6	2.8
Changes in operating assets and liabilities:
Premiums receivable	(103.9)	(102.7)
Ceded unearned premiums	(82.8)	(280.6)
Reinsurance recoverables on unpaid losses and loss adjustment expenses	(80.9)	(460.5)
Other reinsurance recoverables	(366.1)	(152.8)
Deferred acquisition costs	(15.5)	1.9
Unpaid losses and loss adjustment expenses	406.6	483.6
Unearned premiums	97.4	292.1
Payables to reinsurers	193.2	86.3
Deferred ceding commissions	8.7	48.7
Funds held under reinsurance	(225.3)	383.1
Other assets, accounts payable and other liabilities	300.7	47.1
Net cash provided by operating activities	231.0	383.2
Cash flows from investing activities
Proceeds from sales of:
Fixed maturity securities	451.6	150.8
Equity method investments	0.5	1.1
Other investments	50.9	3.6
Maturities of fixed maturity securities	49.0	40.0
Payments for purchases of:
Fixed maturity securities	(336.1)	(397.9)
Equity method investments	(1.5)	(0.8)
Net change in short-term investments	19.3	4.9
Purchases of subsidiaries, net of cash acquired	(9.4)	(9.9)
Capitalized technology development expenditures	(35.8)	(29.8)
Other, net	(2.6)	(0.3)
Net cash provided by (used in) investing activities	185.9	(238.3)
Cash flows from financing activities
Issuance of common shares, net of issuance costs	3.5	392.0
Redemption of Class C convertible preference shares	—	(175.3)
Acquisition of common shares	(83.6)	—
Credit facility borrowings	—	5.0
Credit facility repayment	—	(5.0)
Payment of debt	(2.3)	—
Acquisition of non-controlling interests in subsidiaries	(13.2)	—
Dividends paid to non-controlling interests	(2.1)	(7.2)
Net cash (used in) provided by financing activities	(97.7)	209.5
Net increase in cash, cash equivalents and restricted cash	319.2	354.4
Effect of foreign currency rate changes on cash, cash equivalents and restricted cash	(13.8)	48.5
Cash, cash equivalents and restricted cash at beginning of period	1,799.3	1,273.0
Cash, cash equivalents and restricted cash at end of period	$2,104.7	$1,675.9

Exhibit 99.1
Financial Information by Segment (Unaudited)

	Three Months Ended September 30, 2026
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$(2.2)	$(2.2)	$—	$72.4	$70.2
Direct commission income
Affiliated entities	64.7	41.2	—	105.9	—	(105.9)	—
Unaffiliated entities	46.7	44.2	—	90.9	—	—	90.9
Net earned premiums	—	—	113.9	113.9	—	—	113.9
Net investment income	1.2	1.1	1.7	4.0	1.2	—	5.2
Operating revenues	112.6	86.5	113.4	312.5	1.2	(33.5)	280.2
Losses and loss adjustment expenses	—	—	70.5	70.5	—	—	70.5
Amortization of deferred acquisition costs	—	—	44.7	44.7	—	(13.5)	31.2
General and administrative expenses	38.8	45.5	11.4	95.7	21.3	(9.8)	107.2
Adjusted EBITDA	$73.8	$41.0	$(13.2)	$101.6	$(20.1)	$(10.2)	$71.3
Net realized losses on investments							(1.5)
Net unrealized losses on investments							(0.1)
Share-based compensation expenses (1)							(32.3)
Interest expenses							(2.4)
Depreciation and amortization							(11.2)
Net foreign exchange losses							(3.7)
Other expenses							(21.7)
Loss before income taxes							$(1.6)
(1) Share-based compensation expenses are included in "General and administrative expenses" within the condensed consolidated statements of operations (and are excluded from the segment presentation above).

Exhibit 99.1
Financial Information by Segment (Unaudited) - continued

	Three Months Ended September 30, 2025
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$29.0	$29.0	$—	$63.3	$92.3
Direct commission income
Affiliated entities	61.1	28.5	—	89.6	—	(89.6)	—
Unaffiliated entities	22.8	20.6	—	43.4	—	—	43.4
Net earned premiums	—	—	82.1	82.1	—	—	82.1
Net investment income	1.1	1.0	6.1	8.2	1.9	—	10.1
Operating revenues	85.0	50.1	117.2	252.3	1.9	(26.3)	227.9
Losses and loss adjustment expenses	—	—	50.8	50.8	—	—	50.8
Amortization of deferred acquisition costs	—	—	34.9	34.9	—	(12.1)	22.8
General and administrative expenses	25.8	35.4	14.3	75.5	23.6	(10.3)	88.8
Adjusted EBITDA	$59.2	$14.7	$17.2	$91.1	$(21.7)	$(3.9)	$65.5
Net realized gains on investments							3.5
Net unrealized gains on investments							36.0
Profits interest distribution expenses							(1,379.7)
Share-based compensation expenses (1)							(27.0)
Interest expenses							(2.6)
Depreciation and amortization							(10.0)
Net foreign exchange gains							2.4
Other expenses							(45.6)
Loss before income taxes							$(1,357.5)
(1) Share-based compensation expenses are included in "General and administrative expenses" within the condensed consolidated statements of operations (and are excluded from the segment presentation above).

Exhibit 99.1
Financial Information by Segment (Unaudited) - continued

	Nine Months Ended September 30, 2026
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$8.9	$8.9	$—	$216.9	$225.8
Direct commission income
Affiliated entities	193.9	101.4	—	295.3	—	(295.3)	—
Unaffiliated entities	127.7	106.5	—	234.2	—	—	234.2
Net earned premiums	—	—	372.8	372.8	—	—	372.8
Net investment income	2.8	2.8	14.6	20.2	4.3	—	24.5
Operating revenues	324.4	210.7	396.3	931.4	4.3	(78.4)	857.3
Losses and loss adjustment expenses	—	—	224.0	224.0	—	—	224.0
Amortization of deferred acquisition costs	—	—	142.1	142.1	—	(42.5)	99.6
General and administrative expenses	109.3	122.6	35.0	266.9	63.2	(26.9)	303.2
Adjusted EBITDA	$215.1	$88.1	$(4.8)	$298.4	$(58.9)	$(9.0)	$230.5
Net realized gains on investments							24.6
Net unrealized gains on investments							26.9
Share-based compensation expenses (1)							(89.6)
Interest expenses							(7.3)
Depreciation and amortization							(31.6)
Net foreign exchange gains							0.5
Other expenses							(66.2)
Income before income taxes							$87.8
(1) Share-based compensation expenses are included in "General and administrative expenses" within the condensed consolidated statements of operations (and are excluded from the segment presentation above).

Exhibit 99.1
Financial Information by Segment (Unaudited) - continued

	Nine Months Ended September 30, 2025
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$77.8	$77.8	$—	$186.8	$264.6
Direct commission income
Affiliated entities	189.1	99.0	—	288.1	—	(288.1)	—
Unaffiliated entities	49.6	56.1	—	105.7	—	—	105.7
Net earned premiums	—	—	215.7	215.7	—	—	215.7
Net investment income	2.8	2.8	25.8	31.4	3.7	—	35.1
Operating revenues	241.5	157.9	319.3	718.7	3.7	(101.3)	621.1
Losses and loss adjustment expenses	—	—	147.3	147.3	—	—	147.3
Amortization of deferred acquisition costs	—	—	87.6	87.6	—	(29.5)	58.1
General and administrative expenses	79.6	100.4	40.6	220.6	54.5	(27.3)	247.8
Adjusted EBITDA	$161.9	$57.5	$43.8	$263.2	$(50.8)	$(44.5)	$167.9
Net realized gains on investments							6.2
Net unrealized gains on investments							37.2
Profits interest distribution expenses							(1,379.7)
Share-based compensation expenses (1)							(32.4)
Interest expenses							(7.7)
Depreciation and amortization							(25.7)
Net foreign exchange losses							(14.9)
Other expenses							(70.6)
Loss before income taxes							$(1,319.7)
(1) Share-based compensation expenses are included in "General and administrative expenses" within the condensed consolidated statements of operations (and are excluded from the segment presentation above).

Exhibit 99.1
Reconciliation of GAAP to Non-GAAP Financial Results (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions)	2026	2025	2026	2025
Net (loss) income	$(9.2)	$(1,367.0)	$66.7	$(1,346.1)
Adjustments:
Net realized losses (gains) on investments	1.5	(3.5)	(24.6)	(6.2)
Net unrealized losses (gains) on investments	0.1	(36.0)	(26.9)	(37.2)
Profits interest distribution expenses	—	1,379.7	—	1,379.7
Share-based compensation expenses	32.3	27.0	89.6	32.4
Other expenses	21.7	45.6	66.2	70.6
Tax effect of adjustments to net (loss) income (1)	(8.2)	2.8	(25.1)	(0.9)
Adjusted net income (2)	$38.2	$48.6	$145.9	$92.3
Adjustments:
Add back tax effect of adjustments to net (loss) income	8.2	(2.8)	25.1	0.9
Income tax expense	7.6	9.5	21.1	26.4
Interest expenses	2.4	2.6	7.3	7.7
Depreciation and amortization	11.2	10.0	31.6	25.7
Net foreign exchange losses (gains)	3.7	(2.4)	(0.5)	14.9
Adjusted EBITDA (2)	$71.3	$65.5	$230.5	$167.9

Total revenues	278.6	267.4	908.8	664.5
Less: net realized and unrealized losses (gains) on investments	1.6	(39.5)	(51.5)	(43.4)
Operating revenues (2)	$280.2	$227.9	$857.3	$621.1
Adjusted EBITDA margin (2)	25%	29%	27%	27%

Adjusted net income (2)	$38.2	$48.6	$145.9	$92.3
Weighted-average shares outstanding - diluted	217,173,937	206,064,119	221,141,023	179,624,179
Adjusted earnings per diluted share (2)	$0.18	$0.24	$0.66	$0.51
(1) The tax effect of the adjustments to net (loss) income for each period presented were calculated using the statutory tax rates for each of our legal entities where such revenue and expense adjustments were incurred, including certain non-taxing jurisdictions. The statutory tax rates used in the calculations were adjusted in instances where our legal entities have applied full valuation allowances to their respective deferred tax assets of unutilized net operating losses. As such, the tax effect for the respective years varies based on the jurisdictional mix of where the revenue and expense adjustments were incurred in each year.
(2) Beginning with first quarter of 2026, Accelerant updated definitions for these non-GAAP financial measures to exclude the impact of net realized and unrealized investment gains or losses. Net realized and unrealized investment (losses) gains were $(1.6) million and $39.5 million in the third quarter of 2026 and 2025, respectively, and $51.5 million and $43.4 million in the first nine months of 2026 and 2025, respectively. Figures for the third quarter and first nine months of 2025 in the table above were recast to reflect the new presentation.